UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TranSwitch Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 20, 2004

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of TranSwitch Corporation, a Delaware corporation (the “Corporation”), will be held on Thursday, May 20, 2004, at 10:00 A.M., local time, at the Trumbull Marriott Hotel, 180 Hawley Lane, Trumbull, Connecticut 06611 for the following purposes:

1.	To elect seven directors to the Corporation’s Board of Directors to serve until the next Annual Meeting of Stockholders; and

2.	To transact such other business as may properly come before the meeting and any continuations or adjournments thereof.

The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement that is attached to and made a part of this Notice.

The Board of Directors has fixed the close of business on March 22, 2004 as the record date (the “Record Date”) for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you plan to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided, or vote electronically through the Internet or by telephone, to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,

Michael C. McCoy
Secretary

Shelton, Connecticut
March 31, 2004

Three Enterprise Drive
Shelton, Connecticut 06484

______________________

PROXY STATEMENT
______________________

General

This Proxy Statement is furnished in connection with the solicitation by the Corporation’s Board of Directors of proxies for use in voting at the Annual Meeting of Stockholders to be held on Thursday, May 20, 2004, at 10:00 A.M., local time, at the Trumbull Marriott Hotel, 180 Hawley Lane, Trumbull, CT 06611, or at any continuation or adjournments thereof.

This Proxy Statement, the enclosed proxy card and the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003 are being mailed and made available electronically to stockholders entitled to vote at the Annual Meeting on or about March 31, 2004.

Revocability of Proxies

The execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with the Secretary of the Corporation at any time before it is exercised or (ii) voting in person at the Annual Meeting. Deliveries to the Corporation should be sent to its principal executive office, addressed to Mr. Michael McCoy, Corporate Secretary, TranSwitch Corporation, Three Enterprise Drive, Shelton, CT 06484.

Record Date; Voting Securities

The Board of Directors has fixed the close of business on March 22, 2004 as the Record Date. Only stockholders of record as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournments thereof. As of the Record Date, 91,050,247 shares of Common Stock, $.001 par value per share, of the Corporation were issued, outstanding and held of record by 592 stockholders.

Voting and Solicitation

On each proposal submitted to a vote at the Annual Meeting, each stockholder is entitled to cast one vote for each share of Common Stock held as of the record date. The holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.

The persons named as attorneys in the proxies, Dr. Santanu Das and Mr. Peter J. Tallian, were selected by the Board of Directors and are directors and/or named executive officers of the Corporation. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted by them, or one of them if both are not available, as stated below. Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by so marking the proxy in the space provided thereon.

At the Annual Meeting, the stockholders will consider and vote on proposals to: (1) elect the nominated directors (the “Nominees”); and (2) to transact such other business as may properly come before the meeting and any continuations or adjournments thereof, as further described in this Proxy Statement.

Where a choice has been specified on the proxy with respect to the foregoing matters, including the election of directors, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR any such proposal if no specification is indicated.

The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. A “non-vote” occurs when a broker or other nominee holding shares of Common Stock for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner. In the election of directors, the seven Nominees receiving the highest number of affirmative votes of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting shall be elected as directors. For all other matters being submitted to stockholders of this Annual Meeting, the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy, and voting on that matter is required for approval. Shares of Common Stock represented by properly completed proxies that have not been revoked will be voted at the Annual Meeting. For purposes of qualifying as a properly completed proxy, the proxy has to be received, properly marked, dated and signed, or it has to be submitted via the Internet or by telephone by following the instructions on the proxy card. An automated system administered by ADP Investor Communication Services (“ADP”) tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Shares of Common Stock voted to abstain, because they are not affirmative votes for the matter, will have the same effect as votes against the matter. Shares of Common Stock subject to broker “non-votes” are not considered to have been voted for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares of Common Stock from which the majority is calculated.

Internet and Telephone Voting

For shares of common stock that are beneficially owned and held in “street name” through a broker or other nominee, stockholders have the opportunity to vote via the Internet or by telephone by utilizing a program provided through ADP. Votes submitted electronically via the Internet or by telephone through this program must be received by 11:59 p.m., Eastern Daylight Time, on May 19, 2004. The giving of such a proxy will not affect the right to vote in person, should the stockholder decide to attend the Annual Meeting.

The Internet and telephone voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

Costs of Proxy Solicitation

The cost of solicitation of proxies will be borne by the Corporation, and in addition to soliciting stockholders by mail through its regular employees, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have Common Stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some stockholders in person or by mail, telephone, e-mail or telegraph following the original solicitation. The Corporation may, if appropriate, retain an independent proxy solicitation firm to assist in soliciting proxies. If the Corporation does so, it will pay such firm’s customary fees and expenses.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION
OF THE NOMINEES AS DIRECTORS OF THE CORPORATION

Nominees for the Board of Directors

Upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors of the Corporation, the Board of Directors has nominated seven persons for election as directors of the Corporation at the Annual Meeting (the “Nominees”). All of the Nominees are currently members of the Corporation’s Board of Directors.

The directors of the Corporation are elected annually and hold office until the next annual meeting of stockholders and until their successors have been elected and qualified or until the earlier of their death, resignation or removal. Shares of Common Stock represented by all proxies received by the Board of Directors and not marked so as to withhold authority to vote for any individual Nominee or for all Nominees will be voted (unless one or more Nominees are unwilling or unable to serve) FOR the election of the Nominees. The Board of Directors knows of no reason why any Nominee should be unwilling or unable to serve, but if such should be the case, proxies will be voted for the election of another person or the Board of Directors may vote to fix the number of directors at a lesser number. A plurality of the votes cast by the stockholders present or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors.

The following table sets forth the current directors of the Corporation and the Nominees for director to be elected at the Annual Meeting, their ages as of March 22, 2004 and the positions currently held by each such person with the Corporation.

				Committee Participation
Name	Age	Year Appointed	Position	Compensation	Nominating and Corporate Governance	Audit and Finance
Dr. Santanu Das	59	1988	Chairman, CEO and President
Mr. Alfred F. Boschulte	61	1998	Director	X	C
Dr. Hagen Hultzsch	63	2001	Director			X
Mr. Gerald F. Montry	65	2000	Director	X		C
Mr. James M. Pagos	56	1999	Director		X	X
Dr. Albert E. Paladino	71	1988	Director	C	X
Mr. Erik H. van der Kaay	63	1997	Director	X	X	X

__________
(X)	Member of Committee
(C)	Chairman of Committee

There are no family relationships among any of the directors or named executive officers of the Corporation.

Dr. Santanu Das, a founder of the Corporation, has been President, Chief Executive Officer and a director of the Corporation since its inception in 1988 and its Chairman since May 1997. Prior to joining the Corporation, Dr. Das held various positions, including President, with Spectrum Digital Corporation, where he worked from 1986 through 1988. Prior to joining Spectrum Digital Corporation, he held various positions, including Director of the Applied Technology Division of ITT Corporation’s Advanced Technology Center.

Mr. Alfred F. Boschulte became a director of the Corporation in December 1998. Mr. Boschulte has over 30 years of experience in the telecommunications industry and since September 2003, he has served as the Chairman and Chief Executive Officer of Advanced Generation Telecom Group, a wireless and telecommunications consulting service. Since July 2001, Mr. Boschulte has been the Managing Director of Comstellar Technologies, a developer of next generation communications hardware and software, and owner of Sky Optix Corporation. From August of 2001, Mr. Boschulte has been Chairman and Chief Operating Officer of Wireless Access, LLC, a wireless access broadband internet service. Mr. Boschulte served as the Chairman of DETECON, Inc., a telecommunications consulting business, for which he was also President and Chief Executive Officer from January 1999 to September 2002. From September 1998 to December 2000, Mr. Boschulte served as the Chairman of Independent Wireless One, Inc., a PCS service provider. Mr. Boschulte also served as the Chief Executive Officer of Independent Wireless One, Inc. from September 1998 to October 1999. From January 1996 through December 1997, he served as Managing Director of Exelcomindo, a national cellular service in Indonesia. From December 1994 through December 1995, Mr. Boschulte served as President of Tomcom, L.P., a wireless services corporation, and from November 1990 through December 1994, he served as President and Chairman of Nynex Mobile Communications, a cellular telecommunications corporation.

Dr. Hagen Hultzsch became a director of the Corporation in August 2001 and has more than 35 years of management experience in the technology sector. In December 2001, he retired as Chairman of the Supervisory Board of T-Venture Holding in Bonn, Germany. From July 1993 to April 2001, Dr. Hultzsch served as a member of the Board of Management of Deutsche Telekom, responsible for Research and Development, Information Management & Systems, and Process & Quality Management. Prior to joining Deutsche Telekom, Dr. Hultzsch held executive positions at Volkswagen Group, Electronic Data Systems and Gesellschaft fuer Schwerionenforschung, a large German research organization in Darmstadt, Germany. Dr. Hultzsch also served as an Assistant Professor at Mainz University, including a fellowship at IBM’s Thomas J. Watson Research Center, Yorktown Heights, New York. Dr. Hultzsch also currently serves as a Director of VPI Systems, Inc., SCM Microsystems Inc., Heraeus Tenevo AG and Leybold Optics GmbH. Dr. Hultzsch is Chairman of the Board of TSI Software and Voice Objects AG.

Mr. Gerald F. Montry became a director of the Corporation in May 2000. Since 1998, Mr. Montry has been the Managing Partner of Mont Reuil & Company, a venture capital investment firm. Beginning in 1986, Mr. Montry served as a Senior Vice President and Chief Financial Officer of DSC Communications, a telecommunications equipment provider, until Alcatel acquired it in September 1998. Mr. Montry is also a director of Intervoice Corporation and Accordion Networks, Inc.

Mr. James M. Pagos became a director of the Corporation in April 1999. In August 2003, Mr. Pagos became the Chief Executive Officer of Vibrant Solutions, a provider of cost and revenue management software and services. From May 2001 to August 2003, Mr. Pagos was the Chief Executive Officer of P TEK, LLC, a consulting and investment company. From November 1999 to April 2001, Mr. Pagos was the President and Chief Executive Officer of Vectant, Inc., a global infrastructure and data network services corporation. From 1972 to 1999, Mr. Pagos was employed by AT&T Corporation, a telecommunications corporation, where he most recently served as Chief Operating Officer of AT&T Solutions, the managed services division of AT&T. He also served as Vice President of AT&T Global Services from 1994 until June 1998 and began his telecommunications career in 1972 with New England Telephone.

Dr. Albert E. Paladino became a director of the Corporation in December 1988. In 2002, Dr. Paladino was appointed Chairman of the Board of Directors of RF Micro Devices, Inc., a manufacturer of radio frequency components for wireless communications. Prior to his appointment as the Chairman of the Board of RF Micro Devices, Inc., he was a director since 1992. He was a general partner of Advanced Technology Ventures, a venture capital investment partnership, from 1981 through December 1998, and is now a private investor. Prior to joining Advanced Technology Ventures, Dr. Paladino held senior positions with Raytheon Corporation, GTE Laboratories, the National Institute of Standards and Technology and the Congressional Office of Technology Assessment.

Mr. Erik H. van der Kaay became a director of the Corporation in September 1997. He has also been a member of the Board of Directors of RF Micro Devices, Inc. since 1996, of COMARCO Inc. since 2001, and Ball Corporation since 2003. From April 1998 to May 2002, he was President and Chief Executive Officer of Datum, Inc., which manufactures time and frequency products used in telecommunications and other fields. In May 2002, Datum, Inc. merged with Symmetricom, Inc. and Mr. van der Kaay became the Chairman of the Board of Symmetricom, Inc. Mr. van der Kaay was employed with Allen Telecom, Inc., a telecommunications corporation from 1990 through April 1998, and last served as its Executive Vice President. Prior to joining Allen Telecom, he was President and Chief Executive Officer of Telaxis Communications Corporation, a manufacturer of broadband wireless equipment for Network Access Applications.

CORPORATE GOVERNANCE AND BOARD MATTERS

Independence of Members of the Board of Directors

The Board of Directors has determined that each of Messrs. Montry, van der Kaay, Pagos, Hultzsch, Paladino and Boschulte has no relationship with the Corporation other than service on the Board of Directors and is independent within the meaning of the Corporation’s director independence standards and the director independence standards of The Nasdaq Stock Market, Inc. (“Nasdaq”). Furthermore, the Board of Directors has determined that each member of each of the committees of the Board of Directors has no relationship with the Corporation other than service on the Board of Directors and is independent within the meaning of the Corporation’s and Nasdaq’s director independence standards.

The business and affairs of the Corporation are managed under the direction of its Board of Directors. The Board of Directors met six times in person, four time via teleconference and acted by written consent two times during the fiscal year ended December 31, 2003. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all committees on which he serves. During 2003, the Board of Directors held executive sessions that excluded the Chairman, Chief Executive Officer and President, who is a member of management and is not independent.

Any holder of the Corporation’s securities that wishes to communicate directly with an individual member of the Board of Directors or the Board as a whole may do so by sending such communication to the director or directors at TranSwitch Corporation, Three Enterprise Drive, Shelton, CT 06484. For more information regarding Security Holder—Board Communications please see the Policy Governing Director Nominations and Security Holder—Board Communications at the Investor Relations section of the Corporation’s website http://www.transwitch.com.

Audit and Finance Committee

The Audit and Finance Committee of the Board of Directors, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, currently consisting of Messrs. Gerald F. Montry (Chairman), Erik H. van der Kaay, James M. Pagos, and Dr. Hagen Hultzsch, oversees the accounting and financial reporting processes of the Corporation and the audits of the financial statements of the Corporation. The Audit and Finance Committee assists the Board of Directors in fulfilling its responsibilities by reviewing with the Corporation’s independent auditors the scope and timing of their audit services and any other services the independent auditors are asked to perform and the independent auditor’s report on the Corporation’s consolidated financial statements following completion of their audit The Audit and Finance Committee also (i) oversees the appointment, compensation, retention and oversight of the work performed by any independent public accountants engaged by the Corporation, (ii) serves as the Qualified Legal Compliance Committee of the Company in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated by the SEC thereunder, (iii) recommends, establishes and monitors procedures designed to facilitate (a) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (b) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, (iv) engages advisors as necessary, and (vi) determines the funding from the Company that is necessary or appropriate to carry out the Audit and Finance Committee’s duties. The Audit and Finance Committee met thirteen times during the fiscal year ended December 31, 2003.

The Audit and Finance Committee operates under a written charter adopted by the Board of Directors, a current copy of which is attached to this Proxy Statement as APPENDIX A and is available at the Investor Relations section of the Corporation’s website at http://www.transwitch.com.

Compensation Committee

The Compensation Committee of the Board of Directors, currently consisting of Dr. Albert E. Paladino (Chairman), Messrs. Alfred F. Boschulte, Erik H. van der Kaay and Gerald F. Montry, reviews and evaluates the compensation and benefits of all officers of the Corporation, reviews general policy matters relating to compensation and benefits of employees of the Corporation and administers the Corporation’s Third Amended and Restated 1995 Stock Plan, 1995 Non-Employee Director Stock Option Plan, 1995 Employee Stock Purchase Plan, and the 2000 Stock Option Plan as well as the 1995 Stock Plan of Alacrity Communications, Inc. and the 1999 Stock Incentive Plan of Onex Communications Corporation. The Compensation Committee met six times during the fiscal year ended December 31, 2003.

The Compensation Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available at the Investor Relations section of the Corporation’s website at http://www.transwitch.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors, currently consisting of Messrs. Alfred F. Boschulte (Chairman), James M. Pagos, Erik H. van der Kaay and Dr. Albert E. Paladino, is responsible for (i) reviewing and making recommendations to the Board of Directors regarding the Board of Directors’ composition and structure, (ii) establishing criteria for membership on the Board of Directors and evaluating corporate policies relating to the recruitment of members of the Board of Directors; and (iii) establishing, implementing and monitoring policies and processes regarding principles of corporate governance in order to ensure the Board of Directors’ compliance with its fiduciary duties to the Corporation and its stockholders. The Nominating and Corporate Governance Committee met twice during the fiscal year ended December 31, 2003. The Nominating and Corporate Governance Committee will consider nominations for directors from the stockholders delivered pursuant to the Policy Governing Director Nominations and Security Holder—Board Communications which is available on the Corporation’s website. The Board believes that all of its directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that its directors should ideally reflect a mix of experience and other qualifications. There is no firm requirement of minimum qualifications or skills that candidates must possess. The Nominating and Corporate Governance Committee evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, and, for incumbent directors, his or her past performance.

Stockholders wishing to bring a nomination for a director candidate before a stockholders meeting must give written notice to the Nominating and Corporate Governance Committee c/o Mr. Michael McCoy, Corporate Secretary, TranSwitch Corporation, Three Enterprise Drive, Shelton, CT 06484. The stockholder’s notice must set forth all information relating to each person whom the stockholder proposes to nominate that is required to be disclosed under applicable rules and regulations of the SEC and the Policy Governing Director Nominations and Security Holder-Board Communications.

The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available at the Investor Relations section of the Corporation’s website at http://www.transwitch.com. The policies regarding shareholder nomination of directors can also be found at the Investor Relations section of the Corporation’s website at http://www.transwitch.com.

For more information regarding the governance of our Corporation, you are invited to access the Investor Relations section of our website available at http://www.transwitch.com. This website address is included in this document as an inactive textual reference only.

Compensation of Directors

Directors who are not employees of the Corporation receive a stipend of $8,000 per year, payable quarterly. In addition, each Director receives a participation fee of $1,200 for each Board of Directors or committee meeting of the Corporation or any of its subsidiaries attended during 2003. No employee of the Corporation receives separate compensation for services rendered as a director. All directors are reimbursed for expenses in connection with attending Board and committee meetings.

Each non-employee director of the Corporation is also entitled to participate in the Corporation’s 1995 Non-Employee Director Stock Option Plan. Each new director is granted an option for 37,500 shares of Common Stock upon joining the Board, valued at the closing price on the date of such grant. One-third of such options vest immediately, one-third of such options vest after the first year of service and the remaining one-third of such options vest after two years of service. Each director is granted an option for 28,800 shares of Common Stock annually on the anniversary of the date upon which they joined the Board, valued at that day’s closing price. These options are one hundred percent (100%) vested after one year of service. The non-employee directors can also participate in the Corporation’s Third Amended and Restated 1995 Stock Plan.

Compensation Committee Interlocks and Insider Participation

Dr. Albert E. Paladino and Messrs. Alfred F. Boschulte, Erik H. van der Kaay, and Gerald F. Montry comprised the Compensation Committee for fiscal year ended December 31, 2003. No person who served as a member of the Compensation Committee was, during the past fiscal year, an officer or employee of the Corporation or any of its subsidiaries, was formerly an officer of the Corporation or any of its subsidiaries, or had any relationship requiring disclosure herein. No executive officer of the Corporation served as a member of the Compensation Committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Corporation. Nor did any executive officer of the Corporation serve as a director of another entity, one of whose executive officers serve on the Compensation Committee of the Corporation.

Code of Business Conduct and Ethics

The Board of Directors has revised and adopted a Code of Business Conduct and Ethics (the “Code”) for all employees, officers and directors. The Code meets the requirements of regulations promulgated under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. We require all employees to adhere to the Code of Conduct in addressing the legal and ethical issues encountered in conducting their work. The Code of Business Conduct and Ethics requires that our employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Corporation’s best interest. In support of the Code, the Corporation has provided its employees with numerous avenues for the reporting of ethics violations or other similar concerns, including employee reports and an anonymous telephone hotline. The Nominating and Corporate Governance Committee monitors the implementation and enforcement of the Code.

A current copy of the Code is available at the Investor Relations section of the Corporation’s website. A copy of the Code may also be obtained, free of charge, from the Corporation upon a request directed to: TranSwitch Corporation, Three Enterprise Drive, Shelton, CT 06484, Attention: Investor Relations. The Corporation intends to disclose amendments to or waivers from a provision of the Code, by posting such information on its website available at http://www.transwitch.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the Record Date certain information regarding the ownership of outstanding shares of Common Stock by (i) each person who, to the knowledge of the Corporation, beneficially owns more than 5% of the outstanding shares of Common Stock, (ii) each director or nominee for director of the Corporation, (iii) each Named Executive Officer (as defined under “Compensation and Other Information Concerning Named Executive Officers”) and (iv) all directors and nominees for director and Named Executive Officers as a group. Unless otherwise indicated below, each person listed below maintains a business address in the care of TranSwitch Corporation, Three Enterprise Drive, Shelton, Connecticut 06484 and has sole voting and investing power with respect to all shares of Common Stock owned.

Five Percent Stockholders, Directors, and Named Executive Officers	Shares Beneficially Owned (1)	Percent of Class (2)
Capital Group International, Inc. (3) 333 South Hope Street Los Angeles, CA 90071-1406	10,736,150	11.79%
Herbert Chen (4) Chen Capital Management, Inc. 237 Park Avenue, Suite 9117 New York, NY 10017	6,600,000	7.25%
Dr. Santanu Das (5)	2,916,595	3.20%
Mr. Peter J. Tallian (6)	492,430	*
Mr. Alfred F. Boschulte (7)	183,987	*
Dr. Hagen Hultzsch (8)	73,300	*
Mr. Gerald F. Montry (9)	349,954	*
Mr. James M. Pagos (10)	216,152	*
Dr. Albert E. Paladino (11)	241,748	*
Mr. Erik H. van der Kaay (12)	240,352	*
All directors and executive officers as a group (8 persons)(13)	4,714,518	5.18%

__________
*	Less than 1% of the outstanding Common Stock.
(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date (“Presently Exercisable Securities”) are deemed outstanding for computing the percentage held by each person or entity listed, but are not deemed outstanding for computing the percentage of any other person or entity.
(2)	Percentage of beneficial ownership is based on 91,050,247 shares of Common Stock outstanding as of the Record Date.
(3)	In calculating the beneficial ownership of this entity, the Corporation has relied upon the Schedule 13G, as amended, filed by this entity with the SEC on February 13, 2004.
(4)	In calculating the beneficial ownership of this entity, the Corporation has relied upon the Schedule 13D, as amended, filed by this entity with the SEC on May 21, 2003.
(5)	Consists of 59,440 shares owned and 2,857,155 shares issuable upon exercise of Presently Exercisable Securities.
(6)	Consists of 2,500 shares owned and 489,930 shares issuable upon exercise of Presently Exercisable Securities.

(7)	Consists of 63,787 shares owned and 120,200 shares issuable upon exercise of Presently Exercisable Securities.
(8)	Consists of 2,000 shares owned and 71,300 shares issuable upon exercise of Presently Exercisable Securities.
(9)	Consists of 211,679 shares owned and 138,275 shares issuable upon exercise of Presently Exercisable Securities.
(10)	Consists of 65,002 shares owned and 151,150 shares issuable upon exercise of Presently Exercisable Securities.
(11)	Consists of 97,642 shares owned and 144,106 shares issuable upon exercise of Presently Exercisable Securities.
(12)	Consists of 35,102 shares owned and 205,250 shares issuable upon exercise of Presently Exercisable Securities.
(13)	Consists of 537,152 shares owned and 4,177,366 shares issuable upon exercise of Presently Exercisable Securities.

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

Named Executive Officers

Listed below are the Corporation’s Named Executive Officers and their respective backgrounds, excluding Dr. Santanu Das who is listed under the “Nominee” section of “Proposal No. 1: Election of Directors” in this Proxy Statement.

Mr. Peter J. Tallian (age 46), Senior Vice President, Chief Financial Officer and Treasurer. Prior to joining the Corporation in February 2001, Mr. Tallian held the position of Executive Vice President and Chief Financial Officer of Metavante Corporation, a wholly owned subsidiary of M&I Corporation and an outsourcing, business e-commerce, professional services and software provider to banks and financial institutions worldwide, since 1995. Previously, Mr. Tallian held various positions in finance with IBM Corporation from 1982 to 1995.

Executive Compensation

Summary Compensation.  The following table sets forth the compensation earned by the Corporation’s Chief Executive Officer and each of the other executive officers designated “Named Executive Officers” by the Corporation (collectively, the “Named Executive Officers”) for services rendered in all capacities to the Corporation for the fiscal years ended December 31, 2003, 2002 and 2001.

Summary Compensation Table

					Long-Term Compensation
		Annual Compensation			Securities Underlying	All Other
Name and Principal Position	Year	Salary	Bonus		Options	Compensation
Dr. Santanu Das	2003	$300,000	—		395,400	$15,780	(1)
President, Chief Executive Officer and	2002	$300,000	—		318,000	$7,445	(2)
Chairman of the Board of Directors	2001	$375,000	—		691,353	$32,394	(3)

Mr. Peter J. Tallian	2003	$212,500	$30,000		161,500	$6,840	(4)
Senior Vice President, Chief Financial	2002	$212,500	—		84,860	$5,836	(5)
Officer and Treasurer	2001	$215,064	$150,000	(6)	402,500	$104,169	(7)

__________
(1)	Includes $6,000 contributed to defined contribution plans, and $9,780 in premiums paid with respect to term life insurance on behalf of Dr. Das.
(2)	Includes $6,000 contributed to defined contribution plans, and $1,445 in premiums paid with respect to term life insurance on behalf of Dr. Das.
(3)	Includes $5,250 contributed to defined contribution plans, $368 in other compensation and $1,445 and $25,331 in premiums paid with respect to term and split dollar life insurance, respectively, on behalf of Dr. Das. The Corporation no longer contributes to the split dollar life insurance of Dr. Das.
(4)	Includes $6,000 contributed to defined contributions plans and $840 in premiums paid with respect to term life insurance on behalf of Mr. Tallian.
(5)	Includes $5,500 contributed to defined contributions plans and $336 in premiums paid with respect to term life insurance on behalf of Mr. Tallian.
(6)	Includes $50,000 sign-on bonus and guaranteed bonus of $100,000.
(7)	Includes $5,250 contributed to defined contributions plans, $98,667 in relocation expenses and $252 in premiums paid with respect to term life insurance on behalf of Mr. Tallian.

Option Grants.  The following table sets forth information concerning stock options granted during the fiscal year ended December 31, 2003 under the Corporation’s Third Amended and Restated 1995 Stock Plan to the Named Executive Officers.

Option Grants in 2003

	Individual Grants
	Number of Securities Underlying Options		Percent of Total Options Granted to Employees in Fiscal	Exercise Price ($/	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Name	Granted		Year (5)	Share)(6)	Date	5%	10%
Dr. Santanu Das	25,000	(4)	.46%	$0.92	1/22/10	$9,363	$21,820
	75,000	(4)	1.39%	$0.92	1/22/10	$28,090	$65,461
	30,000	(3)	.55%	$0.92	1/22/10	$11,236	$26,184
	50,000	(4)	.92%	$0.94	5/22/10	$19,134	$44,590
	53,400	(4)	.99%	$1.55	8/12/10	$52,087	$131,999
	50,000	(3)	.92%	$2.47	10/08/10	$50,277	$117,167
	80,000	(4)	1.48%	$2.47	10/08/10	$80,443	$187,467
	31,000	(4)	.57%	$2.19	12/11/10	$27,638	$64,408
	1,000	(2)	.02%	$2.19	12/11/10	$892	$2,078

Mr. Peter J. Tallian	15,000	(4)	.28%	$0.92	1/22/10	$5,618	$13,092
	6,000	(4)	.11%	$0.92	1/22/10	$2,247	$5,237
	21,250	(3)	.39%	$0.92	1/22/10	$7,959	$18,547
	18,750	(4)	.35%	$0.94	5/22/10	$7,175	$16,721
	20,100	(4)	.37%	$1.55	8/12/10	$19,606	$49,685
	50,000	(4)	.92%	$2.47	10/08/10	$50,277	$117,167
	10,500	(3)	.19%	$2.47	10/08/10	$10,558	$24,605
	19,900	(4)	.36%	$2.19	12/11/10	$17,742	$41,346

__________
(1)	The potential realizable value is calculated based on the term of the option at the time of grant, which is 7 years. Stock price appreciation of 5% and 10% is based on the fair market value at the time of grant and assumes that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price, pursuant to rules promulgated by the SEC. The potential realizable value does not represent the Corporation’s prediction of its stock price performance. This table does not take into account any appreciation or depreciation in the fair value of the Common Stock from the date of grant to date. There can be no assurance that the actual stock price appreciation over the 7-year option term will be at the assumed 5% and 10% levels or at any other defined level.
(2)	These options have terms of 7 years from the date of grant and become exercisable over four years at the rate of 25% on the date of grant, an additional 12.5% six months thereafter, an additional 12.5% six months thereafter and an additional 6.25% at the end of each three-month period thereafter until such options are fully exercisable.
(3)	These options have terms of 7 years from the date of grant and become exercisable over two years at the rate of 12.5% each three month period thereafter until such options are fully exercisable.
(4)	These options have a term of 7 years from the date of grant and become exercisable over one year at a rate of 50% on the grant date and 50% in one year.
(5)	Options to purchase a total of 5,413,984 shares of Common Stock were granted in fiscal year ended December 31, 2003 to employees (including the Named Executive Officers), under the Corporation’s Third Amended and Restated 1995 Stock Plan and the 2000 Stock Option Plan.
(6)	The exercise price was the fair market value of a share of the Corporation’s Common Stock at the time of grant as determined in accordance with the Corporation’s Third Amended and Restated 1995 Stock Plan. The exercise price may be paid in cash or in shares of the Corporation’s Common Stock valued at fair market value on the exercise date.

Option Exercises and Unexercised Option Holdings.  The following table sets forth certain information concerning option exercises and unexercised stock options held as of December 31, 2003 by each of the Named Executive Officers:

Aggregated Option Exercises and Year End Option Values

	Shares Acquired on	Value	Number of Securities Underlying Unexercised In-the-Money Options at Year End		Value of Unexercised In-the-Money Options at Year End (2)
Name	Exercise	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Dr. Santanu Das	—	—	314,302	144,450	$249,013	$157,738
Mr. Peter J. Tallian	—	—	74,268	61,592	$79,018	$61,592

__________
(1)	Calculated as the difference between the fair market value of the underlying securities at the exercise date of the underlying options and the aggregate exercise price.
(2)	Value is based on the difference between the option exercise price and the fair market value of the Corporation’s Common Stock on December 31, 2003, multiplied by the number of shares of Common Stock underlying the options.

Employment Agreements.  None of the Named Executive Officers has a long-term employment agreement with the Corporation. The Corporation may terminate the employment of each of the Named Executive Officers at any time.

Change in Control and Severance Information for Dr. Santanu Das.  To help retain the continued services of Dr. Das, the Corporation entered into a Severance Agreement on September 12, 1997 with Dr. Das that provides for a severance payment equal to his then-current annual base salary and the highest annual bonus paid to him over the preceding five (5) years if the Corporation terminates his employment other than for cause or if Dr. Das resigns from his position due to a substantial reduction in his responsibility or authority. The Corporation also entered into an Executive Agreement with Dr. Das on September 12, 1997, which provides for severance payments equal to his then-current annual base salary and the highest annual bonus paid to him during the previous five (5) years in the event of a termination without cause within twelve (12) months of a change in control of the Corporation. In the event that Dr. Das is entitled to payments under both agreements, the maximum amount payable to him shall not exceed the greater of the maximum amount due under either agreement.

Change in Control and Severance Information for Mr. Tallian.  If the Corporation, for any reason other than cause, terminates Mr. Tallian he will receive a separation payment of one (1) month’s salary each month for six (6) months following his date of separation. Alternatively, if the Corporation terminates Mr. Tallian’s employment without cause within twelve (12) months of a change in control, Mr. Tallian will receive a severance payment equal to six (6) months’ salary and fifty percent (50%) of the highest annual bonus paid to him over the preceding five (5) years. Should Mr. Tallian voluntarily terminate his employment, he would be obligated to notify the Corporation, in writing, one month in advance, and he would not be entitled to any separation benefit.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2003 with respect to shares of the Corporation’s Common Stock that may be issued under the Corporation’s existing equity compensation plans, including the Corporation’s 1995 Third Amended and Restated Stock Plan (the “1995 Plan”), the Corporation’s 2000 Stock Option Plan (the “2000 Plan”), the 1995 Non-Employee Director Stock Option Plan (the “Non-Employee Director Plan”), and the 1995 Employee Stock Purchase Plan (the “Purchase Plan”) as well as the 1995 Stock Plan of Alacrity Communications, Inc. and the 1999 Stock Incentive Plan of Onex Communications Corporation.

	(A)	(B)	(C)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (A)
Equity Compensation Plans Approved by Stockholders (1)	14,339,505 (3)	$10.60 (3)	7,133,643 (4)
Equity Compensation Plans Not Approved by Stockholders (2)	7,668,480	$11.83	2,100,664
Total	22,007,985	$11.03	9,234,307

__________
(1)	Consists of the 1995 Plan, the Director Plan and the Purchase Plan.
(2)	Consists of the 2000 Plan and shares subject to outstanding options granted under equity compensation plans assumed by the Corporation in connection with mergers and acquisitions of the companies which originally granted those options. No additional options may be granted under the assumed plans.
(3)	Excludes purchase rights accruing under the Purchase Plan which have a stockholder approved reserve of 700,000 shares. Under the Purchase Plan, each eligible employee may purchase up to 600 shares of the Corporation’s Common Stock at semi-annual intervals each year at a purchase price per share equal to 85% of the lower of the fair market value of the Corporation’s Common Stock on the first or last trading day of a purchase period.
(4)	Includes shares available for future issuance under the Purchase Plan. As of December 31, 2003, an aggregate of 126,422 shares of the Corporation’s Common Stock were available for issuance under the Purchase Plan.

COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

During fiscal year ended December 31, 2003, the Compensation Committee of the Board of Directors consisted of Dr. Albert E. Paladino (Chairman), Messrs. Alfred F. Boschulte, Erik H. van der Kaay, and Gerald F. Montry. The Compensation Committee reviews and evaluates the compensation and benefits of all executive officers of the Corporation, reviews general policy matters relating to compensation and benefits of employees of the Corporation and administers the Corporation’s Third Amended and Restated 1995 Stock Plan, the 1995 Non-Employee Director Stock Option Plan, the 1995 Employee Stock Purchase Plan and the 2000 Stock Option Plan. The Compensation Committee met seven times in 2003, six times in person and once via conference call.

Compensation Philosophy and Review

The Corporation’s executive compensation program established by the Compensation Committee is designed to provide levels of compensation to assist the Corporation in attracting, motivating and retaining qualified executives by providing a competitive compensation package geared to individual and corporate performance. The Compensation Committee strives to establish performance criteria, evaluate performance and establish base salary, annual bonuses and long-term incentives for the Corporation’s key decision makers based upon performance and to provide appropriate incentives for maximization of the Corporation’s short- and long-term financial results for the benefit of the Corporation’s stockholders.

Elements of Executive Officer Compensation

To meet its objectives, the Compensation Committee has chosen three basic components of the Corporation’s executive compensation program in order for such program to meet the Corporation’s compensation philosophy. First, base salaries, the fixed regular component of executive compensation, are based upon (i) base salary levels among a competitive peer group, (ii) the Corporation’s past financial performance and future expectations, (iii) the general and industry-specific business environment, and (iv) individual performance. Second, annual bonuses, which are directly linked to the Corporation’s yearly financial and non-financial performance, are designed to provide additional cash compensation based on short-term performance of certain key employees. Third, stock option grants, under the long-term component of executive compensation, are designed to provide performance incentives to and reward executive officers and key employees for delivering value to the Corporation’s stockholders over a longer, measurable period of time. Historically, the Corporation has used the grant of stock options that vest over some measurable period of time to accomplish this objective. During 2003, the Corporation granted additional options to employees as an incentive to offset salary reductions, salary freezes and the elimination of all non-contractual cash incentive programs.

Dr. Santanu Das is the President, Chief Executive Officer and Chairman of the Board of Directors of the Corporation. His performance for the fiscal year ended December 31, 2003 was evaluated on the basis of the factors described above applicable to executive officers generally. His base salary was based on a number of factors, including the base salaries of executives performing similar functions for peer companies. The annual bonus and stock option grant components of his compensation, as well as his salary, reflect the Corporation’s financial performance, the continued introduction and commercialization of new products and progress toward achieving business goals, as well as the achievement by Dr. Das of other non-financial goals. In assessing Dr. Das’ performance for fiscal year ended December 31, 2003, the Compensation Committee took into account the degree to which the financial and non-financial goals on which his compensation was based had been achieved. Dr. Das received no bonus during the year ended December 31, 2003.

Policy on Deductibility of Compensation

In general, under Section 162 (m) of the Internal Revenue Code of 1986, as amended (“Code”), the Corporation cannot deduct, for United States federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes “qualified performance-based compensation” within the meaning of Section 162

(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162 (m) of the Code, and it is the Compensation Committee’s present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162 (m) of the Code.

Submitted by the Compensation Committee of the Corporation’s Board of Directors,

Dr. Albert E. Paladino (Chairman)
Mr. Alfred F. Boschulte
Mr. Gerald F. Montry
Mr. Erik H. van der Kaay

AUDIT AND FINANCE COMMITTEE REPORT

The Audit and Finance Committee consists of Messrs. Gerald F. Montry, Erik H. van der Kaay, James M. Pagos and Dr. Hagen Hultzsch, each of whom are independent within the meaning of the Corporation’s director independence standards and the director independence standards of The Nasdaq Stock Market Inc. That is, the Board of Directors has determined that none of the committee members has a relationship to the Corporation that may interfere with his independence from the Corporation and its management. The Audit and Finance Committee believes that each of its members is financially sophisticated and is able to read and understand the consolidated financial statements of the Corporation. Mr. Montry, who serves as Chairman of the Audit and Finance Committee, is an “audit committee financial expert” as defined in recently adopted SEC rules.

The Audit and Finance Committee, oversees the Corporation’s accounting and financial functions, including matters relating to the appointment and activities of the Corporation’s independent auditors. The Audit and Finance Committee regularly discusses with management and the independent auditors the financial information developed by the Corporation, the Corporation’s systems of internal controls and its audit process. Each fiscal year the Audit and Finance Committee appointments of the independent auditors and reviews periodically the auditors’ performance and independence from management. The Audit and Finance Committee met with the independent auditors (both with and without the presence of the Corporation’s management) to review and discuss the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, including various matters pertaining to the audit, such as the Corporation’s consolidated financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Corporation.

The Board of Directors has adopted a written charter for the Audit and Finance Committee setting out the audit related functions the Committee is to perform, which is reviewed on an annual basis. The Board of Directors recently amended the Audit and Finance Committee charter, which is attached as APPENDIX A. This year, the Audit and Finance Committee reviewed the Corporation’s audited consolidated financial statements and met with both management and KPMG LLP, the Corporation’s independent auditors, to discuss those consolidated financial statements. Management has represented to the Audit and Finance Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit and Finance Committee has received from and discussed with KPMG LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit and Finance Committee also discussed with KPMG LLP any matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

Based on these reviews and discussions, the Audit and Finance Committee recommended to the Board of Directors that the Corporation’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

The Audit and Finance Committee has selected KPMG LLP to audit the Corporation’s consolidated financial statements for the fiscal year ending December 31, 2004. Before making its decision, the Audit and Finance Committee carefully considered KPMG LLP’s qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, and any issues raised by the most recent quality control review of the firm; as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit and Finance Committee’s review also included matters required to be considered under the SEC’s Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that they will not impair the independence of the auditors. The Audit and Finance Committee expressed its satisfaction with KPMG LLP in all of these respects.

Submitted by the Audit and Finance Committee of the Corporation’s Board of Directors,

Mr. Gerald F. Montry (Chairman)
Mr. Erik H. van der Kaay
Mr. James M. Pagos
Dr. Hagen Hultzsch

Information About the Corporation’s Independent Auditors

KPMG LLP, or its predecessors, have audited the Corporation’s consolidated financial statements since 1992. As the Corporation’s independent auditors, KPMG LLP will audit its consolidated financial statements for fiscal 2004 and perform audit-related services and consultation in connection with various accounting and financial reporting matters. KPMG LLP also performs certain non-audit services that are permitted under the Sarbanes-Oxley Act and related rules of the SEC for the Corporation. The Audit and Finance Committee has determined that the provision of the audit-related and permitted non-audit services provided by KPMG LLP is compatible with maintaining KPMG LLP’s independence in the conduct of its auditing functions pursuant to the auditor independence rules of the SEC.

KPMG LLP will have a representative present at the Annual Meeting who will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if he or she desires to do so.

Audit Fees

The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Corporation’s annual financial statements and review of the interim financial statements included in the Corporation’s Forms 10-Q, including services related thereto were $512,027 for the fiscal year ended December 31, 2003 and $211,286 for the fiscal year ended December 31, 2002.

Audit-Related Fees

The aggregate fees billed by KPMG LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not reported as “Audit Fees,” including the audit of financial statements of an employee benefit plan, review of internal controls at certain foreign subsidiaries and reporting matters not classified as audit, were $17,500 for the fiscal year ended December 31, 2003, and $30,500 for the fiscal year ended December 31, 2002.

Tax Fees

The aggregate fees billed by KPMG LLP for professional services rendered for tax compliance, tax advice and tax planning were $285,152 for the fiscal year ended December 31, 2003 and $313,196 for the fiscal year ended December 31, 2002. The services comprising the fees reported as “Tax Fees” included tax return preparation in various foreign jurisdictions, review of registration statements, consultation regarding various tax issues and support provided to management in connection with income and other tax audits.

All Other Fees

There were no fees billed by KPMG LLP for products and services other than those described above for the fiscal year ended December 31, 2003 or for the fiscal year ended December 31, 2002.

Pre-approval Policies and Procedures

All audit and non-audit services to be performed by the Corporation’s independent auditor must be approved in advance by the Audit and Finance Committee. As permitted by the SEC’s rules, the Audit and Finance Committee has authorized its Chairman to pre-approve audit, audit-related, tax and non-audit services, provided that such approved service is reported to the full Audit and Finance Committee at its next meeting.

As early as practicable in each fiscal year, the independent auditor provides to the Audit and Finance Committee a schedule of the audit and other services that the independent auditor expects to provide or may provide during the next twelve months. The schedule will be specific as to the nature of the proposed services, the proposed fees, and other details that the Audit and Finance Committee may request. The Audit and Finance Committee will by resolution authorize or decline the proposed services. Upon approval, this schedule will serve as the budget for fees by specific activity or service for the next twelve months.

A schedule of additional services proposed to be provided by the independent auditor, or proposed revisions to services already approved, along with associated proposed fees, may be presented to the Audit and Finance Committee for their consideration and approval at any time. The schedule will be specific as to the nature of the proposed service, the proposed fee, and other details that the Audit and Finance Committee may request. The Audit and Finance Committee will by resolution authorize or decline authorization for each proposed new service.

Applicable SEC rules and regulations permit waiver of the pre-approval requirements for services other than audit, review or attest services if certain conditions are met. The services characterized above as audit-related, tax and all other, were pre-approved prior to being billed pursuant to these provisions in fiscal 2003. Pre-approval requirements under applicable rules and regulations were not in place during fiscal 2002.

STOCK PERFORMANCE GRAPH

The following performance graph compares the percentage change in the cumulative total stockholder return on the Corporation’s Common Stock during the period from December 31, 1998 through December 31, 2003, with the cumulative total return on (i) a group consisting of 157 corporations in the Corporation’s Standard Industrial Classification (SIC) Code 3674—Semiconductors and Related Devices (the “SIC Code 3674 Index”) and (ii) the Nasdaq Composite Index (Total Return) (the “Nasdaq Composite Index”). The comparison assumes $100 was invested on December 31, 1998 in the Corporation’s Common Stock, the SIC Code 3674 Index and the Nasdaq Composite Index and assumes reinvestment of dividends, if any.

CUMULATIVE 5-YEAR TOTAL RETURN
AMONG TRANSWITCH CORPORATION,
NASDAQ MARKET INDEX AND SIC CODE INDEX

FISCAL YEAR ENDED DECEMBER 31,

	1998 (%)	1999 (%)	2000 (%)	2001 (%)	2002 (%)	2003 (%)
The Corporation’s Common Stock	100.00	279.39	451.71	51.95	7.95	26.55
SIC Code 3674 Index	100.00	215.16	159.87	129.75	61.05	114.88
Nasdaq Composite Index	100.00	176.37	110.86	88.37	61.64	92.68

__________
*	As adjusted to reflect a three-for-two stock split in the form of a dividend on June 3, 1999, a three-for-two stock split in the form of a dividend on January 11, 2000 and a two-for-one stock split in the form of a dividend on August 10, 2000.

INDEMNIFICATION MATTERS

The Corporation has entered into indemnification agreements with each of its Directors and Named Executive Officers. These agreements require the Corporation to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with the Corporation.

The Corporation has purchased primary directors’ and officers’ liability insurance from National Union Fire, ACE, Hartford Fire, and X.L. Insurance covering all of the Corporation’s Directors and Named Executive Officers at an annual premium cost of $1.5 million. The Corporation has also purchased directors’ and officers’ liability insurance for prior years from X.L. Insurance Corporation of New York covering all of the Corporation’s Directors and Named Executive Officers at an annual premium cost of $0.2 million. The aggregate annual premium cost for directors’ and officers’ liability insurance was $1.7 million.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL STOCKHOLDERS MEETING

Proposals of stockholders intended for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of the Corporation must be received at the Corporation’s principal executive offices not later than December 9, 2004 and not before November 10, 2004. Notice should be sent to the attention of the Secretary of the Corporation and must contain specific information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. In order to curtail controversy as to the date on which a proposal will be marked as received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation’s Directors, Named Executive Officers and holders of more than 10% of the Corporation’s Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of the Corporation’s Common Stock. Such persons are required by regulations of the SEC to furnish the Corporation with copies of all such filings. Based solely on its review of the copies of such filings received by it with respect to fiscal 2003 and written representations from certain Reporting Persons, the Corporation believes that directors, named executive officers and all other Reporting Persons complied with all Section 16(a) filing requirements in fiscal 2003.

OTHER MATTERS

The Board of Directors of the Corporation knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares of Common Stock represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgement of the persons named as attorneys in the proxies.

APPENDIX A

TranSwitch Corporation
Audit and Finance Committee Charter

PURPOSE

The Audit and Finance Committee (“Audit Committee” or “Committee”) is a committee of the Board of Directors. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling their oversight responsibility to the Corporation’s shareholders, potential shareholders, the investment community, and others.

Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

1.	Serve as an independent, competent and objective party to monitor the integrity of the Corporation’s financial reporting process and internal control systems relating to finance, accounting and legal compliance.

2.	Appoint, compensate, retain and oversee the Corporation’s independent auditors and oversee the work performed by the independent auditors.

3.	Assist the Board of Directors in fulfilling its responsibilities by reviewing the financial reports provided by the Corporation to the Securities and Exchange Commission (“SEC”) and the Corporation’s stockholders.

4.	Recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of the Corporation’s financial condition and results of operations.

5.	Provide an unobstructed avenue of communication among the independent auditors, financial and senior management, and the Board of Directors.

The Committee will fulfill these responsibilities by carrying out the activities enumerated in the Responsibilities and Duties Section of this Audit Committee Charter (the “Charter”). In discharging its responsibilities, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, independent auditors of the Corporation and personnel of the Corporation and has the authority to engage, at the Corporation’s expense, independent counsel and other advisors as it determines necessary to fulfill its duties.

COMPOSITION

The Committee shall be comprised of three or more directors as determined by the Board of Directors, or a committee thereof, each of whom (i) shall meet the independence and audit committee composition requirements promulgated by the SEC, the National Association of Securities Dealers (“NASD”), any exchange upon which securities of the Corporation are traded or any governmental or regulatory body exercising authority over the Corporation (each a “Regulatory Body” and collectively the “Regulatory Bodies”), as in effect from time to time, (ii) shall not have participated in the preparation of the financial statements of the Corporation at any time during the past three years, and (iii) shall be free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Committee. Other than in the director’s capacity as a member of the Board of Directors and any Board committee, no member of the Committee shall (1) accept any consulting, advisory or other compensatory fee from the Corporation or any subsidiary; or (2) be an affiliated person of the Corporation or any subsidiary.

All members appointed to the Committee shall either:

1.	be financially literate, upon appointment, which is defined as, having a basic understanding of finance and accounting and being able to read and understand fundamental financial statements, including a balance sheet, income statement and statement of cash flows; or

2.	will be financially literate within a reasonable period of time after appointment to the Committee.

At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background which results in the member’s financial sophistication, which experience may include having served as a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities of a comparable entity. The Committee shall ensure that all necessary and proper disclosures shall be made in all applicable filings with the SEC as to composition of the Committee, including that at least one member of the Committee shall be a financial expert, as defined by the SEC regulations. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. Independence and financial ability is to be determined by the Board of Directors in its business judgment.

The members of the Committee shall be elected by the Board of Directors at the annual meeting of the Board of Directors and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board of Directors, or a committee thereof, the members of the Committee may designate a Chair by the majority vote of the full Committee membership.

MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A record of the Committee’s proceedings will be kept. As part of its job to foster open communication, the Committee shall meet at least annually with the Board of Directors, each of management and the independent auditors in separate sessions to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee shall meet in executive session periodically.

RESPONSIBILITIES AND DUTIES

General

The Committee shall:

1.	Oversee the financial reporting process and internal control systems of the Corporation.

2.	Oversee the independent audit function of the Corporation.

3.	Oversee the annual and quarterly consolidated financial statements of the Corporation to ensure that they are prepared in accordance with the generally accepted accounting principles of the United States (“GAAP”).

4.	Oversee and supervise special investigations.

5.	Appoint, retain, compensate and oversee the independent auditors and annually evaluate their independence.

6.	Constitute the Qualified Legal Compliance Committee (the “QLCC”) and adopt and maintain guidelines for the QLCC as it deems necessary.

7.	Review and reassess the adequacy of this Charter as conditions dictate, but no less than once per year, and update this Charter if and when appropriate. Submit the Charter to the Board of Directors for approval and have the document published at least once every three years in accordance with SEC regulations.

8.	Take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

9.	Report to the Board of Directors periodically.

10.	Maintain and approve minutes of each meeting of the Committee.

11.	Perform a self-assessment to evaluate the Committee’s effectiveness.

Internal Controls

The Committee shall:

1.	Discuss with management and the independent auditors the status of internal control recommendations made by the independent auditors. Review management’s responses.

2.	Discuss with management and the independent auditors the adequacy and effectiveness of the Corporation’s and its subsidiaries’ accounting and financial controls, including the Corporation’s and its subsidiaries’ policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., the Corporation’s Code of Conduct).

3.	Review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

Independent Auditors

The Committee shall:

1.	Have the sole authority and be directly responsible to appoint (including the authority to retain and/or terminate), compensate, and oversee the work of any independent auditors engaged by the Corporation for the purpose of preparing or issuing an audit report or related work, including resolution of disagreements between management and the independent auditors regarding financial reporting. The Committee shall have the ultimate authority to approve all audit engagement fees and terms.

2.	Shall discuss with the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation.

3.	Pre-approve all audit, audit-related and non-audit services to be provided by the independent auditors and adopt and implement policies for such pre-approval. Independent auditors shall not be engaged to perform specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

4.	At least annually, obtain and review a report by the independent auditors describing: (1) the firm’s internal quality control procedures; (2) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any issues; and (3) obtain a formal written statement identifying all relationships between the independent auditors and the Corporation. The Committee shall review and discuss with the independent auditors all relationships the auditors have with the Corporation to determine the auditors’ independence and objectivity, take appropriate action to oversee the independence of the independent auditors and recommend to the Board of Directors any proposed discharge if the Committee determines the auditors are not appropriately independent.

5.	Set clear recruitment policies for employees or former employees of the independent auditors that meet the Sarbanes-Oxley Act of 2002, SEC regulations and the NASDAQ Stock Market (“Nasdaq”) listing standards.

6.	Review the performance of the independent auditors and consider the discharge of the independent auditors when circumstances warrant.

7.	Periodically consult with the independent auditors without the presence of management about internal controls and the completeness and accuracy of the Corporation’s consolidated financial statements.

8.	Review and receive regular reports from the independent auditors on all critical policies and practices of the Corporation and its subsidiaries, all alternative treatments of financial information under GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditors, and all other material written communication between the independent auditors and the management of the Corporation.

9.	Determine the funding necessary for compensation of any independent auditors and notify the Corporation of anticipated funding needs of the Committee.

Financial Reporting

The Committee shall:

1.	Review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

2.	Prior to filing, review with management and the independent auditors the interim consolidated financial statements and disclosures to be included in the Corporation’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under GAAP. The chair of the Committee may represent the entire Committee for the purposes of this review.

3.	Prior to filing, review with management and the independent auditors the consolidated financial statements and related disclosures to be included in the Corporation’s Annual Report on Form 10-K or other public distribution, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the consolidated financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under GAAP. After such review and discussion, the Committee shall recommend to the Board of Directors whether such financial statements should be published in the Corporation’s 10-K or other public distribution.

4.	Consider the independent auditors’ judgments about the quality and appropriateness of the Corporation and its subsidiaries’ accounting principles and policies and estimates as applied in its consolidated financial reporting and consider and approve, if appropriate, material changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent auditors or management. Inquire, at least annually, of the Corporation’s independent auditors as to whether the independent auditors have any concerns relative to the quality or aggressiveness of the Corporation’s accounting policies.

5.	Establish regular and separate systems of reporting to the Committee by each of management and the independent auditors regarding any significant judgments made in management’s preparation of the consolidated financial statements and the view of each as to appropriateness of such judgments. Review any significant disagreement among management and the independent auditors in connection with the preparation of the consolidated financial statements.

6.	Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

7.	Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee).

8.	Review and discuss with management and the independent auditors any material financial or non-financial arrangements of the Corporation that do not appear in the consolidated financial statements.

Ethical and Legal Communication and Compliance

The Committee shall:

1.	Review with the Corporation’s counsel:

(a)	legal compliance matters including corporate securities trading policies; and

(b)	any legal matter that could have a significant impact on the Corporation’s consolidated financial statements.

2.	Determine funding necessary for ordinary administrative expenses of the Committee and for compensation of any outside advisors to be engaged by the Committee and notify the Corporation of anticipated funding needs of the Committee.

3.	Review the system for monitoring the Corporation’s compliance with laws and regulations and the results of management’s investigation of, and action taken in connection with, fraudulent acts and accounting irregularities.

4.	Establish a process for (a) the receipt, retention and treatment of complaints or concerns regarding accounting, internal controls or auditing matters and (b) the confidential and anonymous submission by the Corporation’s employees of concerns regarding questionable accounting or auditing matters to an independent representative. Establish a process for the evaluation, investigation and resolution of concerns relating to accounting, internal controls or auditing matters that may be questionable.

5.	Ensure, when required by law for the first fiscal year ending after June 15, 2004, that the Corporation’s chief executive officer and chief financial officer submit to the Committee prior to the filing of the Form 10-K, a report evaluating the design and operation of Corporation’s internal control over financial reporting and disclosing (a) any significant deficiencies discovered in the design and operation of the internal controls over financial reporting which could adversely affect the Corporation’s ability to record, process, summarize, and report financial data; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls over financial reporting. The Committee shall direct the actions to be taken and/or make recommendations to the Board of Directors of actions to be taken to the extent such report indicates the finding of any significant deficiencies in internal controls over financial reporting or fraud.

6.	Investigate any allegations that any officer or director of the Corporation, or any other person acting under the direction of such person, took any action to fraudulently influence, coerce, manipulate or mislead any independent public or certified auditor engaged in the performance of an audit of the financial statements of the Corporation for the purpose of rendering such financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board appropriate disciplinary action.

7.	When and where appropriate, ask the Corporation’s general counsel and outside counsel to meet with the Committee. Matters that may have a significant impact on the financial statements will be reviewed.

8.	Engage outside advisors, including but not limited to counsel, independent audit consultants and/or other experts, as needed, to review any matter under its responsibility.

Annual Proxy Statement Disclosure

The Committee shall:

1.	Prepare a written Audit Committee Report to be included in the Corporation’s annual proxy statement for each annual meeting of the Corporation’s stockholders, in accordance with SEC regulations (as may be modified or supplemented from time to time).

2.	Prepare the disclosure regarding the Committee’s pre-approval policies and procedures regarding the services of the independent auditors.

3.	Prepare and/or review the Corporation’s disclosure regarding the fees paid to the independent auditors.

4.	Prepare and/or review any other information required to be disclosed pursuant to the SEC regulations.

Other Audit Committee Responsibilities

The Audit Committee shall:

1.	Comply with all regulations of the SEC and Nasdaq as they relate to disclosures and corporate governance.

2.	Instruct the Corporation’s management to disclose in its Form 10-K and Proxy Statement the approval of the Committee of any non-audit services performed by the independent auditors and will review the substance of such disclosure.

3.	Review all related party transactions for potential conflict of interest situations on an ongoing basis and approve all such transactions, as appropriate.

4.	Perform any other activities consistent with this Charter, the Corporation’s Bylaws and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

TranSwitch Corporation Annual Meeting of Stockholders—Thursday, May 20, 2004 Time: 10:00 am local time Place: Trumbull Marriott Hotel 180 Hawley Lane, Trumbull, Connecticut 06611

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Dr. Santanu Das and Mr. Peter J. Tallian, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of TranSwitch Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time on Thursday, May 20, 2004 at the Trumbull Marriott Hotel, 180 Hawley Lane, Trumbull, Connecticut 06611, and any adjournment or postponement thereof.

The stockholder(s) hereby acknowledge(s) receipt of the Proxy Statement dated March 31, 2004.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND “FOR” PROPOSALS 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

TRANSWITCH CORPORATION 3 ENTERPRISE DRIVE SHELTON, CT 06484

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	TSCORP	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TranSwitch Corporation
1.		To elect a Board of Directors for the ensuing year.				To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

Nominees:	(01) (02)	Dr. Santanu Das Mr. Alfred F. Boschulte	For All	Withhold All	For All Except
	(03)	Dr. Hagen Hultzsch
	(04)	Mr. Gerald F. Montry	☐	☐	☐	____________________________________
	(05)	Mr. James M. Pagos
	(06)	Dr. Albert E. Paladino
	(07)	Mr. Eric H. van der Kaay

Vote on Proposals
2.		To transact such other business as may properly come before the meeting and any continuations or adjournments thereof.					For ☐	Against ☐	Withhold ☐

Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owners)			Date